Exhibit 10.2

EXECUTION VERSION

AMENDMENT AND CONSENT UNDER CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT AND CONSENT (this “Consent”) dated as of April 13, 2012, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto as “Guarantors” (the “Guarantors”), each of the Lenders party hereto (the “Lenders”), and JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent (together with its successors and assigns, the “Agent”).

WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and certain other parties have entered into that certain Credit and Security Agreement dated as of March 18, 2010 (the “Credit Agreement”);

WHEREAS, the Borrower is entering into that certain Credit Agreement, dated as of April 13, 2012 (the “Citibank Credit Agreement”), among the Borrower, the guarantors named therein, Citibank, N.A., RBC Capital Markets, Citigroup Global Markets, the lenders named therein and the other parties named therein, with the obligations thereunder being secured by certain mortgages with respect to the properties listed on Exhibit A hereto (collectively, the “Citibank Properties”); and

WHEREAS, the Lenders and the Agent have agreed to consent to certain terms and conditions of the Citibank Credit Agreement, the Security Agreement (as defined in the Citibank Credit Agreement) and the related ancillary transaction documents (the “Citibank Loan Documents”) as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Consent to Citibank Facility.  The Agent and the Lenders hereby consent to the Citibank Loan Documents and waive any applicable provisions of the Credit Agreement that would limit or restrict the Borrower or the Subsidiaries party thereto from entering into the Citibank Loan Documents or incurring obligations in respect thereof, including granting Liens on the Citibank Properties or any portion thereof.  For the avoidance of doubt, the parties hereto hereby agree that to the extent the waiver provided herein relates to any provisions of the Credit Agreement or other Loan Documents applicable to the Collateral, such waiver is limited to such provisions as they relate to the Released Collateral (as defined below) only.

Section 2.  Release of Certain Guarantors and Collateral; Excluded Subsidiaries.

(a)                                  The Agent and the Lenders hereby:

(i)                                     release each of the Guarantors listed on Exhibit B hereto (each, a “Released Guarantor”) from its obligations as a “Guarantor” under the Credit Agreement, and release the Lien of the Security Documents on the assets of each such Released Guarantor;

(ii)                                  release the following assets of each Guarantor listed on Exhibit C hereto (each, a “Transferor Guarantor”), and permit the transfer of such assets without representation, warranty or recourse of any kind to certain non-Guarantor Subsidiaries (each, a “New Operator”):

(A)                              all Accounts of such Transferor Guarantor that are generated by, and only by, the operation of the Citibank Property by such Transferor Guarantor;

(B)                                all Chattel Paper of such Transferor Guarantor but only to the extent generated by, and only by, the operation of a Citibank Property by such Transferor Guarantor;

(C)                                all Supporting Obligations relating to any of the foregoing;

(D)                               all books and records pertaining to any of the foregoing (including without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records);

(E)                                 all Leases entered into by such Transferor Guarantor with respect to, and only to, a Citibank Property; and

(F)                                 all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing);

provided, however, that the Lenders and the Agent do not release any other Collateral of any Transferor Guarantor from the Lien of the Security Documents, and each Transferor Guarantor reaffirms its grant of its Lien to the Lenders and the Agent in such other Collateral.

(b)                                 The parties hereto agree that each Released Guarantor and New Operator shall be deemed to be an Excluded Subsidiary; provided, however, that no Released Guarantor shall be deemed to be an Excluded Subsidiary pursuant to this paragraph (b) if it is a Provider with respect to a Property other than a Citibank Property.

(c)                                  The Agent hereby agrees to file (x) a termination statement with respect to each existing UCC-1 financing statement showing such Released Guarantor as debtor and the Agent as secured party and (y) an amendment to each existing UCC-1 financing statement, which amendment shall be in form and substance satisfactory to the Agent, describing the assets covered by security interests granted by such Transferor Guarantor to the Lender to reflect the release of the Collateral described above.

(d)                                 The parties hereto agree that Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions to such Section in their correct alphabetical order:

“Citibank Credit Agreement” shall mean that certain Credit Agreement, dated as of April 13, 2012 (as amended, restated or otherwise modified from time to time), among Five Star Quality Care, Inc, as borrower, the guarantors named therein, Citibank, N.A., RBC Capital Markets, Citigroup Global Markets, the lenders named therein and the other parties named therein.

“Citibank Loan Documents” shall mean the Citibank Credit Agreement and the Citibank Transaction Documents.

“Citibank Property” shall mean each parcel of real property that serves as collateral security for the secured parties under the Citibank Loan Documents and is listed on Schedule A to the Consent.

“Citibank Transaction Documents” shall mean the term “Loan Documents” as such term defined in the Citibank Loan and Security Agreement, as such term may be amended, restated or otherwise modified from time to time.

“Consent” shall mean that certain Amendment and Consent, dated as of April 13, 2012, among the Borrower, the Subsidiaries party thereto, the Administrative Agent, the Lenders party thereto and the Collateral Agent.

“Released Accounts” shall mean solely the Accounts released from the Lien of this Agreement pursuant to the Consent.”

(e)                                  The parties hereto agree that the term “Eligible Accounts” in Section 1.01 of the Credit Agreement is hereby amended by deleting “or” in clause (t) thereof, deleting the period at the end of clause (u) thereof, inserting “; or” in lieu thereof and inserting the following clause (v):

“(v) Accounts of Providers that are generated by, and only by, the operation of a Citibank Property.”

(f)                                    The parties hereto agree that Section 5.01(d) of the Credit Agreement is hereby amended by deleting “and” in clause (xvi) thereof, amending clause (xvii) thereof to be the new clause (xviii) thereof and inserting a new clause (xvii) in lieu thereof:

“ (xvii)             Citibank Loan and Security Agreement.  A copy of each amendment, restatement, consent or waiver to the Citibank Loan Documents and any other material notices distributed to or delivered by the Borrower (or any of its Affiliates) in connection therewith; and”

(g)                                 The parties hereto agree that Article V is hereby amended by inserting a new Section 5.20 at the end of such Article:

“Section 5.20   Released Accounts.  Borrower shall cause each relevant Provider to establish one or more deposit accounts not subject to an Account Control Agreement for the deposit of all Proceeds of the Released Accounts (i) that are not Government Receivables within thirty (30) days from the date of the Consent and (ii) that are Government Receivables within ninety (90) days from the date of the Consent (or such later date as determined by the Agent in its sole discretion).  Borrower shall cause each relevant Provider to take all actions that may be necessary to cause any Proceeds of the Released Accounts to be deposited to the applicable deposit accounts established pursuant to the preceding sentence.  The Loan Parties hereby agree that this Section 5.20 relates solely to the establishment of deposit accounts for the purpose of depositing Proceeds relating to the Released Accounts and does not grant the Loan Parties any right or authority to establish or maintain any other deposit accounts for the purpose of depositing Proceeds relating to any other Accounts other than in accordance with the other provisions of this Agreement.

(h)                                 The parties hereto agree that Section 9.01 of the Credit Agreement is hereby amended by inserting the following at the end of such Section:

“(q)                           Certain Amendments to the Citibank Loan Documents.  Any amendment, restatement or other modification with respect to the Citibank Loan Documents shall become effective that could reasonably be expected to be materially adverse to the Lenders.

(r)                                    Citibank Legal Maturity Date.  The stated legal final maturity date with respect to the loans provided under the Citibank Credit Agreement is on or before June 18, 2013.”

(i)                                     The parties hereto agree that, following the release of the Lien under the Citibank Loan Documents on any of the Collateral released under Section 2(a)(i) and (ii) of this Consent (the “Released Collateral”), the owner of such collateral shall promptly assign, pledge and grant to the Collateral Agent, for the benefit of the Secured Parties, a first priority perfected security interest in all of such party’s right, title and interest, to and under such Released Collateral.  Such party shall authorize and, as required, execute and deliver to the Collateral Agent, concurrently with the pledge of such Released Collateral, and at any time thereafter, all financing statements or other documents (including any legal opinions reasonably requested by the Collateral Agent or the Agent) (and pay the cost of filing or recording the same in all public offices deemed necessary by the Collateral Agent), as the Collateral Agent may request, in a form satisfactory to the Collateral Agent, to perfect and maintain perfection of the Lien in such Released Collateral granted by such party to the Collateral Agent, and otherwise to protect and preserve such Released Collateral.  Further, if at any time a Released Guarantor is released from all of its obligations under the Citibank Loan Documents, the obligations of such Released Guarantor under the Security Documents shall be automatically reinstated and such Released Guarantor shall execute all documentation reasonably requested by the Collateral Agent or the Agent to evidence such reinstatement.

Section 3.  Conditions to Effectiveness.  The effectiveness of this Consent is subject to the satisfaction of the following conditions, in each case, to the satisfaction of the Agent:

(a)                                  The Agent shall have received this Consent duly executed by each party hereto;

(b)                                 The Agent shall have received duly executed copies of the Citibank Loan Documents dated as of the date of this Consent or such other date reasonably acceptable to the Agent and in form and substance reasonably satisfactory to the Agent; and

(c)                                  The Borrower shall have paid to the Agent all costs and expenses (including reasonable attorneys’ fees) required to be paid in connection with this Consent.

Section 4.  Miscellaneous.

(a)                                  Representations by each Loan Party.  Each Loan Party hereby repeats and reaffirms all representations and warranties made by such Loan Party to the Lender in the Credit Agreement and the other Loan Documents to which it is a party with the same effect as though made on and as of the date of this Consent and after giving effect to this Consent, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).  Each Loan Party hereby represents and warrants that this Consent has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.

(b)                                 Reaffirmation of Guaranty by Guarantors.  Each Guarantor (other than a Released Guarantor) hereby reaffirms its continuing obligations to the Lenders and the Agent under Article VII of the Credit Agreement and agrees that the transactions contemplated by this Consent shall not in any way affect the validity and enforceability of its obligations under Article VII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

(c)                                  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Consent.

(d)                                 Expenses.  The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Consent and the other agreements and documents executed and delivered in connection herewith.

(e)                                  Benefits.  This Consent shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(f)                                    GOVERNING LAW.  THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

(g)                                 Effect.  Except as expressly herein modified or waived, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents and shall not be deemed to prejudice any right or rights which the Lenders or the Agent may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.  Except as expressly stated herein, the Lenders and the Agent reserve all rights, privileges and remedies under the Loan Documents.  The consents contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

(h)                                 Counterparts.  This Consent may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

(i)                                     Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed as of the date first above written.

FIVE STAR QUALITY CARE, INC., as Borrower

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

JEFFERIES FINANCE LLC,
as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Brian Buoye
	Name:	Brian Buoye
	Title:	Senior Vice President

JEFFERIES GROUP INC.,
as a Lender

By:	/s/ Peregrine Broadbent
	Name:	Peregrine Broadbent
	Title:	Chief Financial Officer

GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC
FIVE STAR QUALITY CARE-CA, INC.
FIVE STAR QUALITY CARE-IA, INC.
FIVE STAR QUALITY CARE-NE, INC.
FIVE STAR QUALITY CARE-AZ, LLC
FIVE STAR QUALITY CARE-CA, LLC
FIVE STAR QUALITY CARE-COLORADO, LLC
FIVE STAR QUALITY CARE-CT, LLC
FIVE STAR QUALITY CARE-GA, LLC
FIVE STAR QUALITY CARE-IA, LLC
FIVE STAR QUALITY CARE-MO, LLC
FIVE STAR QUALITY CARE-NE, LLC
FIVE STAR QUALITY CARE-WI, LLC
FIVE STAR QUALITY CARE-WY, LLC
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-KS, LLC
FIVE STAR QUALITY CARE-MD, LLC
FIVE STAR QUALITY CARE-VA, LLC
FS LAFAYETTE TENANT TRUST
FS LEISURE PARK TENANT TRUST
FS LEXINGTON TENANT TRUST
FS TENANT POOL I TRUST
FS TENANT POOL II TRUST
FS TENANT POOL III TRUST
FS TENANT POOL IV TRUST
MORNINGSIDE OF BELMONT, LLC
MORNINGSIDE OF GALLATIN, LLC
MORNINGSIDE OF SPRINGFIELD, LLC
FIVE STAR QUALITY CARE-CA II, LLC
FIVE STAR QUALITY CARE TRUST

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

MORNINGSIDE OF ALABAMA, L.P.
MORNINGSIDE OF ANDERSON, L.P.
MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP
MORNINGSIDE OF COLUMBUS, L.P.
MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP
MORNINGSIDE OF DECATUR, L.P.
MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP
MORNINGSIDE OF GREENWOOD, L.P.
MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LIFETRUST AMERICA, INC., its General Partner

By:	/s/ Paul Hoagland
	Name:	Paul Hoagland
	Title:	Treasurer and Chief Financial Officer

ANNAPOLIS HERITAGE PARTNERS, LLC
COLUMBIA HERITAGE PARTNERS, LLC
ENCINITAS HERITAGE PARTNERS, LLC
FREDERICK HERITAGE PARTNERS, LLC
FSQ PHARMACY HOLDINGS, LLC
HAGERSTOWN HERITAGE PARTNERS, LLC
MORNINGSIDE OF CONCORD, LLC
MORNINGSIDE OF GASTONIA, LLC
MORNINGSIDE OF GREENSBORO, LLC
MORNINGSIDE OF RALEIGH, LLC
MORNINGSIDE OF PARIS, LLC
MORNINGSIDE OF WILLIAMSBURG, LLC,
NEWARK HERITAGE PARTNERS I, LLC
NEWARK HERITAGE PARTNERS II, LLC
REDLANDS HERITAGE PARTNERS, LLC
STOCKTON HERITAGE PARTNERS, LLC,
each a Delaware limited liability company

By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

FIVE STAR QUALITY CARE - GHV, LLC
FIVE STAR QUALITY CARE - IL, LLC
FIVE STAR QUALITY CARE - IN, LLC
FIVE STAR QUALITY CARE - MN, LLC
FIVE STAR QUALITY CARE - MS, LLC
FIVE STAR QUALITY CARE — NORTH CAROLINA, LLC
FIVE STAR QUALITY CARE - NJ, LLC
FIVE STAR QUALITY CARE - NS OPERATOR, LLC
FIVE STAR QUALITY CARE - NS OWNER, LLC
FIVE STAR QUALITY CARE - NS TENANT, LLC
FIVE STAR QUALITY CARE - OBX OPERATOR, LLC
FIVE STAR QUALITY CARE - OBX OWNER, LLC
FIVE STAR QUALITY CARE - TX, LLC
FS COMMONWEALTH LLC
FS PATRIOT LLC
FSQC-AL, LLC,
each a Maryland limited liability company

By:	/s/ Paul V. Hoagland
Name:	Paul V. Hoagland
Title:	Treasurer and Chief Financial Officer

MORNINGSIDE OF FAYETTE, L.P.,
a Delaware limited partnership

By:	LIFETRUST AMERICA, INC., its general partner

By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

By:	SOMERFORD PLACE LLC, its general partner

By:	/s/ Paul V. Hoagland
	Name:	Paul V. Hoagland
	Title:	Treasurer and Chief Financial Officer

EXHIBIT A

CITIBANK PROPERTIES

The facility known as the Palms at Fort Myers and located at 2674 Winkler Avenue, Fort Myers, FL, 33901

The facility known as Clearwater Commons and located at 4519 E. 82nd Street, Indianapolis, IN, 46250

The facility known as Rosewalk Commons and Garden Homes and located at 250 Shenandoah Drive, Lafayette, IN, 47905

The facility known as Riverwalk Commons and Garden Homes and located at 7235 Riverwalk Way North, Noblesville, IN, 46062

The facility known as Villa at Riverwood and located at One Pratt Place, Florissant, MO, 63031

The facility known as Morningside of Concord and located at 500 Penny Lane, N.E., Concord, NC, 28025

The facility known as Morningside of Gastonia and located at 2755 Union Road, Gastonia, NC, 28054

The facility known as Morningside at Irving Park and located at 3200 North Elm Street, Greensboro, NC, 27408

The facility known as Fox Hollow and located at 190 Fox Hollow Road, Pinehurst, NC, 28374

The facility known as Morningside of Raleigh and located at 801 Dixie Trail, Raleigh, NC, 27607

The facility known as New Seasons at Washington Township and located at 600 Medical Center Drive, Sewell, NJ, 08012

The facility known as New Seasons at Voorhees and located at 501 Laurel Oak Road, Voorhees, NJ, 08043

The facility known as Morningside of Paris and located at 350 Volunteer Drive, Paris, TN, 38242

The facility known as Morningside of Williamsburg and located at 440 McLaws Circle, Williamsburg, VA, 23185

The facility known as Huntington Place and located at 3801 North Wright Road, Janesville, WI, 53546

EXHIBIT B

RELEASED GUARANTORS

MORNINGSIDE OF CONCORD, LLC

MORNINGSIDE OF GASTONIA, LLC

MORNINGSIDE OF GREENSBORO, LLC

MORNINGSIDE OF PARIS, LLC

MORNINGSIDE OF RALEIGH, LLC

MORNINGSIDE OF WILLIAMSBURG, LLC

EXHIBIT C

TRANSFEROR GUARANTORS

FIVE STAR QUALITY CARE - FL, LLC

FIVE STAR QUALITY CARE - MO, LLC

FIVE STAR QUALITY CARE - NS OWNER, LLC

FIVE STAR QUALITY CARE - NS OPERATOR, LLC

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC

FIVE STAR QUALITY CARE - OBX OWNER, LLC